SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BLUE DIAMOND COAL COMPANY
- --------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

- --------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transactions applies:
        -----------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------
     5) Total fee paid:
        -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ---------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ---------------------------------------------
     3) Filing Party:
        ---------------------------------------------
     4) Date Filed:
        ---------------------------------------------


                             BLUE DIAMOND COAL COMPANY
                                 341 TROY CIRCLE
                                 P. O. BOX 59015
                           KNOXVILLE, TENNESSEE 37950-9015


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

The Annual Meeting of Stockholders of Blue Diamond Coal company will be held Tuesday, August 27, 1996, at 11:00 a.m. Knoxville time, at the Quality Inn West, 7621 Kingston Pike (West Hills Exit - I-40, across from West Town Mall), Knoxville, Tennessee to:

     1.  Elect a Board of Directors for the ensuing year, and

     2. Transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on July 8, 1996 will be entitled to notice of and to vote at the meeting.


EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISH AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.



                                                     K. Roger Foster
                                                     Secretary

July 17, 1996

                           BLUE DIAMOND COAL COMPANY
                              341 TROY CIRCLE
                              P. O. BOX 59015
                         KNOXVILLE, TENNESSEE 37950-9015


                                                           July 17, 1996


                              PROXY STATEMENT


GENERAL INFORMATION

The enclosed proxy is solicited on behalf of the Board of Directors of Blue Diamond Coal Company ("Company") for use at the annual meeting of stockholders to be held on August 27, 1996. The proxy may be revoked by a shareholder at any time before its exercise by written notice to the Secretary of the Company or by voting in person at the meeting. The expense of this solicitation will be paid by the Company.

Stockholders of record at the close of business on July 8, 1996 (the "record date") will be entitled to vote at the meeting. On the record date, the Company had outstanding 935,220 shares of common stock with a par value of $1.00 each, which constitute all of the Company's voting securities. Each outstanding share will entitle the holder to one vote on all business of the meeting.

A majority in the amount of stock outstanding and entitled to vote shall constitute a quorum. The vote required to elect a director is the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Broker non-votes do not count in the determination of a quorum or the number of votes cast.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 8, 1996, (a) all persons or entities known to the Company beneficially owning more than 5% of the Company's common stock, (b) the beneficial ownership of each director and nominee for director, and (c) all directors and officers of the Company as a group.

                                          Amount and
                                          Nature of
Title of       Name and Address of        Beneficial       Percent
Class          Beneficial Owner           Ownership (1)    of Class (2)
- -----------------------------------------------------------------------
(a) Common     Hamilton Holdings, Ltd.      443,622               47.4%
               Bardstown, Kentucky

    Common     Gordon Bonnyman               75,245 (3)         8.0%
               Knoxville, Tennessee

(b) Common     Ted B. Helms                  19,899             2.1%
               Knoxville, Tennessee

    Common     Alexander A. Bonnyman            205             --
               Knoxville, Tennessee

    Common     Stephen Hamilton                     (4)         --
               Bardstown, Kentucky

    Common     Thomas Hamilton                      (4)         --
               Bardstown, Kentucky

    Common     Leo Hamilton                   2,200 (4)         --
               Bardstown, Kentucky

    Common     Thomas O'Connell              17,524           1.9%
               Whitesburg, Kentucky

    Common     Thomas H. Dickenson              -0-             --
               Knoxville, Tennessee

(c) Common     All Directors and            558,750        59.7%
               Officers as a group

- ------------------------------------------------------------------------------

(1) Except as noted below, the nature of the beneficial ownership of all shares is sole voting and investment power.

(2)   Percentages less than 1% are not reflected.

(3) Includes 6,845 shares issued to Gordon Bonnyman as the record and beneficial owner; also includes 12,100 shares owned by a trust with respect to which he shares voting and investment power with the trustee and in which he has beneficial interests and 56,300 shares owned by two trusts with respect to which he shares voting and investment power, but in which he has no beneficial interest except as such fiduciary. Does not include 2,700 shares owned by Gordon Bonnyman's wife nor 7,500 shares in a trust with respect to which she shares voting and investment powers with the trustee. Gordon Bonnyman disclaims beneficial ownership of the shares.

(4) Thomas Hamilton, Leo Hamilton and Stephen Hamilton hold 67.5%, 25% and 7.5%, respectively, of Hamilton Holdings, Ltd., a Kentucky Limited Partnership. Leo Hamilton holds 2,200 shares directly.


                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

The persons named in the following table have been designated as nominees to the Board for a one-year term. All of the nominees presently serve as directors of the Company. The persons named in the enclosed proxy intend to vote for the election of these nominees. Each nominee has consented to being named and to serve if elected. If any should decline or be unable to serve, the persons named in the proxy will vote for the election of such substitute nominee as shall have been designated by the Board of Directors. The Company has no reason to believe that any nominee will decline or be unable to serve.

                                                                     Director
                         Past Five Years                             of the
                         Business Experience                         Company
Name                     And Other Directorships               Age   Since
- -----------------------------------------------------------------------------
Ted B. Helms             President of the Company               47    1983
                         (since September 1984)

Alexander A. Bonnyman    Currently principal in Pellissippi     39    1987
                         Marketing Consultants established
                         January 1993; Director of Power-
                         metrix Corporation of Knoxville,
                         TN since 1994; Senior Sales
                         Engineer for Photon Kinetics,
                         Beaverton, Oregon from 1989 to 1992

Thomas H. Dickenson      Partner in the Knoxville law firm      42    1993
                         of Hodges, Doughty & Carson since
                         1988; Member of the National
                         Association of Bankruptcy Trustees
                         and the American, Tennessee and
                         Knox County Bar Associations

Leo Hamilton             Vice President of Nally & Hamilton     56    1993
                         Enterprises, Inc. for more than 5
                         years; Minority stockholder in
                         Hamilton Holdings, Ltd. and Nally &
                         Hamilton Enterprises, Inc. (surface
                         mine contractor for Blue Diamond);
                         extensive experience in surface mining
                         of coal and manufacturing engineering

Stephen Hamilton         Secretary-Treasurer of Nally &         42    1995
                         Hamilton Enterprises, Inc. for
                         more than 5 years; Minority stock-
                         holder in Hamilton Holdings, Ltd.
                         and Nally & Hamilton Enterprises, Inc.
                         (surface mine contractor for Blue
                         Diamond); Civil Engineer with
                         experience in the administrative
                         and financial aspects of surface
                         coal mining

Thomas Hamilton          President of Nally & Hamilton          57   1993
                         Enterprises, Inc. for more than 5
                         years; Co-founder and majority
                         stockholders in Nally & Hamilton
                         Enterprises, Inc. (surface mine
                         contractor for Blue Diamond);
                         Controlling interest in Hamilton
                         Holdings, Ltd; Extensive experience
                         in surface mining of coal and
                         highway construction

Thomas L. O'Connell      Chairman of the Board and              53   1993
                         President of Drill Steel
                         Services, Inc. of Whitesburg,
                         KY for more than 5 years.



INFORMATION REGARDING THE BOARD AND COMMITTEES

The Board of Directors held four meetings during the fiscal year ending March 31, 1996. Each director attended 75% or more of the meetings.

The Audit Committee of the Board of Directors met one time during the fiscal year ending March 31, 1996. The Audit Committee reviews, with the Company's independent auditors, the audit plan for the Company, the Company's internal accounting controls and the Company's financial statements and it reports to the Board of Directors. The Audit Committee consists of Alexander Bonnyman, Thomas Dickenson and Leo Hamilton.

The Board does not have any other standing committees.




EXECUTIVE COMPENSATION

The following table sets forth the total annual compensation paid by the Company to each officers of the Company whose total compensation for the fiscal year ending March 31, 1996 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE
- -----------------------------------------------------------------------------------
Name and             Annual Compensation                  Long Term Compensation
Principal                             Other Annual    (# of Shares)
Position       Year  Salary   Bonus  Compensation(1)    Options    Compensation (2)
- --------       ----  ------   -----  ---------------  -----------  ----------------
Ted B. Helms   1996  $121,200  $16,000     $8,000          -0-          $313
President      1995   121,200   12,000      8,000          -0-           685
and Director   1994   121,200      -0-      8,000          -0-           313


(1) The regular fee for Directors is $700 per month, plus $600 for each Board Meeting or Audit Committee Meeting attended, effective April 1, 1988. Effective June 1, 1991, until further notice, the Board reduced the fee to $500 per month and $500 for each Board Meeting or Audit Committee Meeting attended. This fee is not considered as compensation covered under the Retirement Plan explained below.

(2) The amounts in this column consist of costs of premiums paid for life and disability insurance policies. No benefits paid under the Company's medical and dental reimbursement plan appear in the table since the plan is available to all salaried employees. No amounts appear in the table in respect of retirement plan contributions for the reasons explained below.


SAVINGS PLAN

The Blue Diamond Savings Plan, which became effective January 1, 1985, covers all employees of the Company who elect participation. Electing employees contribute each month, through payroll deductions, from 1% to 12% of their regular pay for that month. These salary deferral contributions quality for the federal income tax treatment provided by Section 401(k) of the Internal Revenue Code. The first 1% contributed each month by a participant will be matched by the Company provided it was profitable the previous fiscal year. When Company profits and dividends any given fiscal year meet levels defined in the Plan, the Company shall make a bonus matching contribution for the next 5% of regular pay contributed each month by a participant. If the profit and dividend levels defined in the Plan are not met, contributions by the Company will be made at the discretion of management.

A participant has immediate vesting in his contributions, Company matching contributions and all earnings from these contributions. All amounts contributed to the plan are held for distribution with the earnings thereon upon retirement, disability, death or other termination of employment. In addition, in accordance with the terms of the Plan, participants may withdraw amounts contributed to the Plan and the earnings thereon in certain circumstances. The amounts set aside under the Savings Plan for the fiscal year ended March 31, 1996 for the benefit of Messrs. Helms, Foster, Way and Lyon (all the executive officers) were $7,272, $4,536, $4,662 and $4,860, respectively, which consisted primarily of salary deferrals.


RETIREMENT PLAN

The Blue Diamond Coal Company Pension Plan is a defined benefit pension plan funded by Company contributions to a tax-qualified trust fund. The plan covers all employees, but only after such employees have either reached age 30 or have both reached age 21 and completed "one year of service". "One year of service" for this purpose means a consecutive 12-month period computed from date of employment or, after the first 12 months, from January 1 immediately following such date of employment, during which employees work at least 1,000 hours.

The formula used to determine benefits under the Plan is 1.50% of final 10-year average "compensation" up to Social Security Covered Compensation, plus 2% of final 10-year average "compensation" in excess of Social Security Covered Compensation, the sum multiplied by "service" up to 35 years, plus 1.50% of final 10 year average "compensation" multiplied by "service" in excess of 35 years. "Compensation" for this purpose means the annual rate of base pay as of January 1 of each year. "Service" for this purpose means service as a participant while employed by a member of the Blue Diamond controlled group of corporations.

Benefits determined under the above described formula are payable in the form of a life annuity. The amounts in the Pension Table shown below are not subject to deduction for Social Security.

                                 PENSION TABLE
                                 -------------

                                           Years of Covered Service
Rate of Base              ----------------------------------------------------
Pay on January 1             10         20         25         30         35
- ----------------          -------    -------    -------    -------     -------
  $20,000                 $ 2,481    $ 4,961    $ 6,202    $ 7,442     $ 8,682

   50,000                   6,890     13,780     17,226     20,671      24,116

   80,000                  11,852     23,703     29,629     35,555      41,481

  110,000                  16,813     33,626     42,033     50,439      58,846

  145,440                  22,674     45,348     56,685     68,022      79,359



Years of service credited under the Salaried Employees Pension Plan for the following individuals are: Mr. Helms - 19 years; Mr. Foster - 20 years; Mr. Way - 19 years; and Mr. Lyon - 19 years.




                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Coulter & Justus, P.C. were the Company's independent auditors for the fiscal year ending March 31, 1996 and will continue to serve as such for the coming fiscal year.


                              SHAREHOLDERS PROPOSALS

Any proposal submitted by shareholders for inclusion in the Company's proxy statement and proxy for the 1997 annual meeting of shareholders of the Company must be received by the Company at its principal executive offices no later than March 31, 1997 and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission.

Upon the written request of any person who on the record date was a record owner of Company common stock, or who represents in good faith that he or she was on such date a beneficial owner of such stock entitled to vote at the annual meeting, the Company will send to such person, without charge, a copy without exhibits of its Annual Report on Form 10-K for the fiscal year ending March 31, 1996, as filed with the Securities and Exchange Commission. Requests for this report should be directed to Secretary, Blue Diamond Coal Company, P. O. Box 59015, Knoxville, Tennessee 37950-9015. A copy of any exhibit to the Form 10-K is available to any record owner of the Company common stock upon payment of a fee of $1.00 per page.


                                     OTHER BUSINESS

The Board of Directors has no present intention of bringing any other business before the meeting and has not been informed of any other matters that are to be presented to the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will vote in accordance with their best judgment.

By Order of the Board of Directors.


                                                      K. Roger Foster
                                                      Secretary

                                  APPENDIX A



                             BLUE DIAMOND COAL COMPANY
                    341 Troy Circle, Knoxville, Tennessee 37919

              THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Stephen Hamilton, Ted B. Helms, Thomas O'Connell, Alexander A. Bonnyman, Thomas Hamilton, Leo Hamilton and Thomas H. Dickenson, and each of them, as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Blue Diamond Coal Company held of record by the undersigned on July 8, 1996, at the annual meeting of stockholders to be held on August 27, 1996 at 11:00 A.M. local time at the Quality Inn West, 7621 Kingston Pike, Knoxville, Tennessee.

1.  ELECTION OF DIRECTORS FOR                        WITHHOLD AUTHORITY
    all nominees listed below (except)               to vote for all nominees
    as marked to the contrary below) ---             below ---

(INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Leo Hamilton               Ted B. Helms                Stephen Hamilton
Thomas Hamilton            Alexander A. Bonnyman       Thomas H. Dickenson
                           Thomas O'Connell

                         (Continued on Reverse Side)


- -----------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
    If no direction is made, this proxy will be voted FOR No. 1.

Dated:
      -------------------------            -----------------------------------
                                                        Signature

                                           -----------------------------------
                                                 Signature if held jointly

                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign.  When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please sign full title.  If a
                                       corporation, please sign in full
                                       corporate name by President or other
                                       authorized officer.  If a partnership,
                                       please sign in partnership name by
                                       authorized person.


Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.